Financial Income, net	12 Months Ended
Dec. 31, 2025
Financial Income, net.
Financial Income, net

13.  Financial Income, net

	Year Ended December 31,
	2023	2024	2025
	US$	US$	US$
Interest income and investment income, net (1)	45,052	50,424	43,376
Fair value change of short-term investments	54	(116)	760
Fair value change of long-term investments	(130)	(41)	43
Gain on disposal of long-term investment	—	451	—
Total financial income, net	44,976	50,718	44,179
(1)

Interest income and investment income, net included interest income and investment income of US$49,744, US$50,424 and US$43,376, as well as investment loss from forward exchange contracts of US$4,692, nil and nil, for the years ended December 31, 2023, 2024 and 2025, respectively.